          As filed with the Securities and Exchange Commission on July 22, 1999
                                                     Registration No. 333-81035
-------------------------------------------------------------------------------
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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                              ----------------------

                        Post-Effective Amendment No. 1 to

                                     FORM S-8

                              REGISTRATION STATEMENT

                                      Under

                            THE SECURITIES ACT OF 1933

                              ----------------------

                        LATTICE SEMICONDUCTOR CORPORATION
              (Exact name of Registrant as specified in its charter)

          Delaware                                           93-0835214
        ------------                                       --------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                              5555 N.E. Moore Court
                           Hillsboro, Oregon 97124-6421
           (Address of Principal Executive Offices, including Zip Code)

                              ----------------------

                                Vantis Corporation
                            1999 Performance Award Plan
                                     - and -
                                Vantis Corporation
                            1999 Leadership Award Plan
                            (Full title of the plans)

                              ----------------------

                                Stephen A. Skaggs
                             Chief Financial Officer
                        LATTICE SEMICONDUCTOR CORPORATION
                              5555 N.E. Moore Court
                           Hillsboro, Oregon 97124-6421
                                  (503) 268-8000
            (Name, address and telephone number of agent for service)

                              ----------------------

                                     Copy to:
                                John A. Fore, Esq.
                         WILSON SONSINI GOODRICH & ROSATI
                             Professional Corporation
                                650 Page Mill Road
                               Palo Alto, CA 94304
                                  (415) 493-9300

                              ----------------------

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


                                   EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (reg. no. 333-81035) is being filed solely for the purpose of refiling Exhibits 5.1 and 23.2 thereto, in order to correct a typographical error. All other portions of the Registration Statement, as previously filed, remain unchanged.

ITEM 8. EXHIBITS.
        ---------

  EXHIBIT
   NUMBER                             DESCRIPTION
------------   -----------------------------------------------------------------
     5.1       Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation, Counsel to the Company.

    23.2       Consent of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation, Counsel to the Company (see Exhibit 5.1).

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillsboro, State of Oregon, on this 22nd day of July, 1999.


                              LATTICE SEMICONDUCTOR CORPORATION


                              By:  /s/ Stephen A. Skaggs
                                 ------------------------------------
                                 Stephen A. Skaggs
                                 Senior Vice President, Chief Financial Officer (Principal Financial Officer) and Secretary


                                  POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the date indicated:

      SIGNATURE                            TITLE                              DATE
-------------------------      ---------------------------------------   -------------
/s/ Cyrus Y. Tsui *            President, Chief Executive Officer        July 22, 1999
-------------------------      (Principal Executive Officer) and
      Cyrus Y. Tsui            Chairman of the Board of Directors

/s/ Stephen A. Skaggs          Senior Vice President, Chief Financial    July 22, 1999
-------------------------      Officer (Principal Financial Officer)
      Stephen A. Skaggs        and Secretary

/s/ Mark O. Hatfield *         Director                                  July 22, 1999
-------------------------
      Mark O. Hatfield

/s/ Daniel S. Hauer *          Director                                  July 22, 1999
-------------------------
     Daniel S. Hauer

/s/ Harry A. Merlo *           Director                                  July 22, 1999
-------------------------
     Harry A. Merlo

      SIGNATURE                            TITLE                              DATE
-------------------------      ---------------------------------------   -------------
/s/ Larry W. Sonsini *         Director                                  July 22, 1999
-------------------------
      Larry W. Sonsini

/s/ Douglas C. Strain *        Director                                  July 22, 1999
-------------------------
      Douglas C. Strain


*By: /s/ Stephen A. Skaggs
--------------------------
   (Stephen A. Skaggs,
    Attorney-in-Fact)

                                  INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                             DESCRIPTION
--------------     -------------------------------------------------------------
     5.1           Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                   Corporation, Counsel to the Company.

    23.2           Consent of Wilson Sonsini Goodrich & Rosati, Professional
                   Corporation, Counsel to the Company (see Exhibit 5.1).